UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

June 13, 2013
Date of Report (Date of Earliest Event Reported)

COMM 2013-CCRE8 Mortgage Trust
(Exact name of issuing entity)

German American Capital Corporation
(Exact name of sponsor as specified in its charter)

Cantor Commercial Real Estate Lending, L.P.
(Exact name of sponsor as specified in its charter)

Natixis Real Estate Capital LLC
(Exact name of sponsor as specified in its charter)

Deutsche Mortgage & Asset Receiving Corporation
(Exact name of registrant as specified in its charter)

Delaware	333-184376-04	04-3310019
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

60 Wall Street
New York, New York
(Address of principal executive offices)

(212) 250-2500
Registrant’s telephone number, including area code

Former name or former address, if changed since last report:  Not Applicable

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

On June 13, 2013, Deutsche Mortgage & Asset Receiving Corporation (the “Depositor”) caused the issuance, pursuant to a Pooling and Servicing Agreement, dated as of June 1, 2013 (the “Pooling and Servicing Agreement”), among the Depositor, as depositor, Midland Loan Services, a Division of PNC Bank, National Association, as master servicer and special servicer, Park Bridge Lender Services LLC, as operating advisor, U.S. Bank National Association, as trustee, and Deutsche Bank Trust Company Americas, as certificate administrator, paying agent and custodian, of COMM 2013-CCRE8 Mortgage Trust Commercial Mortgage Pass-Through Certificates (the “Certificates”).

The Certificates will consist of the following classes, designated as (i) the Class A-1, Class A-2, Class A-3, Class A-4, Class A-5 and Class X-A Certificates (collectively, the “Public Certificates”) and (ii) the Class A-SBFL, A-SBFX, Class X-B, Class X-C, Class A-M, Class B, Class C, Class D, Class E, Class F, Class G, Class R and Class LR Certificates (collectively, the “Private Certificates”).

All of the Public Certificates, having an aggregate initial principal amount of $865,250,000, were sold to Deutsche Bank Securities, Inc. (“DBSI”), Cantor Fitzgerald & Co. (“CF&Co.”), CastleOak Securities, L.P. (“CastleOak”), Natixis Securities Americas LLC (“Natixis”) and RBS Securities Inc. (“RBS” and, together with DBSI, CF&Co., CastleOak and Natixis, the “Underwriters”), pursuant to an Underwriting Agreement, dated as of June 4, 2013 (the “Underwriting Agreement”), among the Depositor, the Underwriters and German American Capital Corporation (“GACC”).  DBSI and CF&Co. are acting as joint bookrunning managers and co-lead managers.  The Public Certificates were offered by the Underwriters for sale to the public, pursuant to the Depositor’s Base Prospectus, dated May 28, 2013, as supplemented by the Prospectus Supplement, dated June 4, 2013, in negotiated transactions or otherwise at varying prices determined at the time of sale.  The price per class of Public Certificates is set forth on Schedule I to the Underwriting Agreement.

All of the Private Certificates, having an aggregate initial principal amount of $519,394,049, were sold to DBSI, CF&Co., Natixis and RBS (the “Initial Purchasers”), pursuant to a Certificate Purchase Agreement, dated as of June 4, 2013, among the Depositor, the Initial Purchasers and GACC.  The Private Certificates were sold in a private placement transaction exempt from registration under the Securities Act of 1933, as amended (the “Act”), pursuant to Section 4(2) of the Act.

The Certificates represent, in the aggregate, the entire beneficial ownership in COMM 2013-CCRE8 Mortgage Trust (the “Issuing Entity”), a common law trust fund formed under the laws of the State of New York pursuant to the Pooling and Servicing Agreement.  The assets of the Issuing Entity consist primarily of 59 fixed-rate mortgage loans (the “Mortgage Loans”) secured by first liens on 94 commercial, multifamily and manufactured housing community properties.  The Mortgage Loans were acquired by the Depositor from (i) GACC, pursuant to a Mortgage Loan Purchase Agreement, dated and effective June 13, 2013 (the “GACC Mortgage Loan Purchase Agreement”), between the Depositor and GACC, (ii) Cantor Commercial Real Estate Lending, L.P. (“CCRE”), pursuant to a Mortgage Loan Purchase Agreement, dated and effective June 13, 2013 (the “CCRE Mortgage Loan Purchase Agreement”), between the Depositor and CCRE and (iii) Natixis Real Estate Capital LLC (“NREC”), pursuant to a Mortgage Loan Purchase Agreement, dated and effective June 13, 2013 (the “NREC Mortgage Loan Purchase Agreement” and, together with the GACC Mortgage Loan Purchase Agreement and the CCRE Mortgage Loan Purchase Agreement, the “Mortgage Loan Purchase Agreements”), between the Depositor and NREC.

The net proceeds of the sale of the Certificates were applied to the purchase of the Mortgage

Loans by the Depositor from GACC, CCRE and NREC.  The net proceeds to the Depositor of the offering of the Certificates, after deducting expenses payable by the Depositor in connection with the issuance and distribution of the Certificates of $4,581,396, were approximately $1,391,882,465.29.  Of the expenses paid by the Depositor, approximately $0 were paid directly to affiliates of the Depositor, $110,000 in the form of fees were paid to the Underwriters and the Initial Purchasers, $0 were paid to or for the Underwriters and the Initial Purchasers, and $4,471,396 were other expenses.  All of the foregoing expense amounts are the Depositor’s reasonable estimates of such expenses.  No underwriting discounts and commissions or finder’s fees were paid by the Depositor.

Further information regarding such sales relating to the price per class of Public Certificates on Schedule I to the Underwriting Agreement.

Further information regarding such sales has been previously provided in the Prospectus Supplement, dated June 4, 2013, to the Prospectus, dated May 28, 2013.  The related registration statement (file no. 333-184376) was originally declared effective on December 19, 2012.

The Underwriting Agreement, the Pooling and Servicing Agreement and the Mortgage Loan Purchase Agreements are attached as exhibits to this Form 8-K.

Item 9.01.	Financial Statements and Exhibits.

(d)           Exhibits

Exhibit 1
Underwriting Agreement, dated as of June 4, 2013, among Deutsche Mortgage & Asset Receiving Corporation, Deutsche Bank Securities Inc., Cantor Fitzgerald & Co., CastleOak Securities, L.P., Natixis Securities Americas LLC, RBS Securities Inc. and German American Capital Corporation.

Exhibit 4
Pooling and Servicing Agreement, dated as of June 1, 2013, among Deutsche Mortgage & Asset Receiving Corporation, as depositor, Midland Loan Services, a Division of PNC Bank, National Association, as master servicer and special servicer, Park Bridge Lender Services LLC, as operating advisor, U.S. Bank National Association, as trustee, and Deutsche Bank Trust Company Americas, as certificate administrator, paying agent and custodian.

Exhibit 5	Legality Opinion of Cadwalader, Wickersham & Taft LLP, dated June 13, 2013.

Exhibit 8	Tax Opinion of Cadwalader, Wickersham & Taft LLP, dated June 13, 2013 (included as part of Exhibit 5).

Exhibit 23	Consent Opinion of Cadwalader, Wickersham & Taft LLP, dated June 13, 2013 (included as part of Exhibit 5).

99.1	Mortgage Loan Purchase Agreement, dated and effective June 13, 2013, between Deutsche Mortgage & Asset Receiving Corporation and German American Capital Corporation.

99.2	Mortgage Loan Purchase Agreement, dated and effective June 13, 2013, between Deutsche Mortgage & Asset Receiving Corporation and Cantor Commercial Real Estate Lending, L.P.

99.3	Mortgage Loan Purchase Agreement, dated and effective June 13, 2013, between Deutsche Mortgage & Asset Receiving Corporation and Natixis Real Estate Capital LLC.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DEUTSCHE MORTGAGE & ASSET RECEIVING CORPORATION
(Registrant)
Date: June 13, 2013
	By:	/s/ Helaine Kaplan
Name: Helaine Kaplan
Title: President

	By:	/s/ Matt Smith
Name: Matt Smith
Title: Vice President

INDEX TO EXHIBITS
Item 601(a) of Regulation S-K Exhibit No.	Description	Paper (P) or Electronic (E)

1
Underwriting Agreement, dated as of June 4, 2013, among Deutsche Mortgage & Asset Receiving Corporation, Deutsche Bank Securities Inc., Cantor Fitzgerald & Co., CastleOak Securities, L.P., Natixis Securities Americas LLC, RBS Securities Inc. and German American Capital Corporation.
(E)

4
Pooling and Servicing Agreement, dated as of June 1, 2013, among Deutsche Mortgage & Asset Receiving Corporation, as depositor, Midland Loan Services, a Division of PNC Bank, National Association, as master servicer and special servicer, Park Bridge Lender Services LLC, as operating advisor, U.S. Bank National Association, as trustee, and Deutsche Bank Trust Company Americas, as certificate administrator, paying agent and custodian.
(E)

5	Legality Opinion of Cadwalader, Wickersham & Taft LLP, dated June 13, 2013.	(E)

8	Tax Opinion of Cadwalader, Wickersham & Taft LLP, dated June 13, 2013 (included as part of Exhibit 5).	(E)

23	Consent Opinion of Cadwalader, Wickersham & Taft LLP, dated June 13, 2013 (included as part of Exhibit 5).	(E)

99.1	Mortgage Loan Purchase Agreement, dated and effective June 13, 2013, between Deutsche Mortgage & Asset Receiving Corporation and German American Capital Corporation.	(E)

99.2	Mortgage Loan Purchase Agreement, dated and effective June 13, 2013, between Deutsche Mortgage & Asset Receiving Corporation and Cantor Commercial Real Estate Lending, L.P.	(E)

99.3	Mortgage Loan Purchase Agreement, dated and effective June 13, 2013, between Deutsche Mortgage & Asset Receiving Corporation and Natixis Real Estate Capital LLC.	(E)